UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2019

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
As previously disclosed on May 11, 2018 by Liberty Global plc (“Liberty Global”) in a Current Report on Form 8-K (the “May 2018 Form 8-K”), on May 9, 2018, Liberty Global and certain of its subsidiaries (collectively, the “Sellers”) entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Vodafone Group plc, a public limited company organized under the laws of England and Wales (“Vodafone”), and certain of its subsidiaries (collectively, the “Purchasers”). Pursuant to the Purchase Agreement, the Sellers agreed to sell to the Purchasers shares in certain Liberty Global subsidiaries comprising Liberty Global’s businesses and operations in Germany, Romania, Hungary and the Czech Republic (the “Disposal Group”). The Purchase Agreement was filed as Exhibit 2.1 to the May 2018 Form 8-K.
On July 30, 2019, the Sellers and the Purchasers entered into an amended purchase agreement (the “Amended Purchase Agreement”), which amends the Purchase Agreement to, among other things, modify the closing date of the sale of the Disposal Group to the Purchasers to July 31, 2019. The other amendments reflect mechanical closing process changes as well as other non-material changes to the Purchase Agreement.
The Amended Purchase Agreement contains warranties by each of the parties to the Amended Purchase Agreement, which were made only for purposes of that agreement and as of specified dates. The warranties and covenants in the Amended Purchase Agreement were made solely for the benefit of the parties to the Amended Purchase Agreement.
The foregoing description of the Amended Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.     Exhibit Name

2.1	Amended Sale and Purchase Agreement, dated as of May 9, 2018, as amended, by and among Liberty Global plc and Vodafone Group plc and certain of their respective subsidiaries.*

* Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S‑K. Liberty Global hereby undertakes to furnish supplemental copies of any of the omitted schedules and similar attachments upon request by the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: August 5, 2019